UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-42

DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	1/31/09

ITEM 1.            REPORT TO STOCKHOLDERS

  JANUARY 31, 2009

Annual Report to Shareholders

DWS Core Plus Income Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

18 Portfolio Summary

20 Investment Portfolio

30 Financial Statements

34 Financial Highlights

39 Notes to Financial Statements

51 Report of Independent Registered Public Accounting Firm

52 Tax Information

53 Investment Management Agreement Approval

58 Summary of Management Fee Evaluation by Independent Fee Consultant

63 Summary of Administrative Fee Evaluation by Independent Fee Consultant

64 Board Members and Officers

68 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. In the current market environment, mortgage backed securities are experiencing increased volatility. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 1.02%, 1.88%, 1.81% and 0.63% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the period prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of DWS Core Plus Income Fund during such period and have been adjusted to reflect higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/09
DWS Core Plus Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	-19.04%	-4.00%	-1.14%	1.90%
Class B	-19.65%	-4.76%	-1.95%	1.10%
Class C	-19.67%	-4.75%	-1.94%	1.15%
Barclays Capital US Aggregate Index+	2.59%	5.19%	4.30%	5.46%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 1/31/09
DWS Core Plus Income Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-18.88%	-3.75%	-.85%	1.50%
Barclays Capital US Aggregate Index+	2.59%	5.19%	4.30%	5.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on June 25, 2001. Index returns began on June 30, 2001.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 1/31/09	$ 9.62	$ 9.63	$ 9.62	$ 9.59
1/31/08	$ 12.61	$ 12.62	$ 12.61	$ 12.58
Distribution Information: Twelve Months as of 1/31/09: Income Dividends	$ .61	$ .53	$ .53	$ .66
Capital Gain Distributions	$ .03	$ .03	$ .03	$ .03
January Income Dividend	$ .0512	$ .0450	$ .0450	$ .0542
SEC 30-day Yield++ as of 1/31/09	5.41%	4.90%	4.90%	5.94%
Current Annualized Distribution Rate++ as of 1/31/09	6.39%	5.61%	5.61%	6.78%
++ The SEC yield is net investment income per share earned over the month ended January 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.25%, 4.79% and 4.81% for Class A, Class B and Class C shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 6.23%, 5.50% and 5.52% for Class A, Class B and Class C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — Corporate Debt Funds A-Rated Category as of 1/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	163	of	169	96
3-Year	152	of	159	95
5-Year	134	of	144	93

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Core Plus Income Fund — Class A [] Barclays Capital US Aggregate Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/09
DWS Core Plus Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,731	$8,448	$9,019	$11,523
	Average annual total return	-22.69%	-5.47%	-2.04%	1.43%
Class B	Growth of $10,000	$7,806	$8,488	$8,986	$11,156
	Average annual total return	-21.94%	-5.32%	-2.12%	1.10%
Class C	Growth of $10,000	$8,033	$8,641	$9,067	$11,213
	Average annual total return	-19.67%	-4.75%	-1.94%	1.15%
Barclays Capital US Aggregate Index+	Growth of $10,000	$10,259	$11,641	$12,342	$17,023
	Average annual total return	2.59%	5.19%	4.30%	5.46%

The growth of $10,000 is cumulative.

+ The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate, effective November 3, 2008) is an unmanaged, market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Core Plus Income Fund — Institutional Class [] Barclays Capital US Aggregate Index+

Yearly periods ended January 31
Comparative Results as of 1/31/09
DWS Core Plus Income Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$811,200	$891,600	$958,100	$1,119,600
	Average annual total return	-18.88%	-3.75%	-.85%	1.50%
Barclays Capital US Aggregate Index+	Growth of $1,000,000	$1,025,900	$1,164,100	$1,234,200	$1,494,600
	Average annual total return	2.59%	5.19%	4.30%	5.44%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 25, 2001. Index returns began on June 30, 2001.
+ The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.79% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 1/31/09
DWS Core Plus Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	-18.92%	-3.80%	-.94%	2.13%
Barclays Capital US Aggregate Index+	2.59%	5.19%	4.30%	5.46%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 1/31/09	$ 9.62
1/31/08	$ 12.61
Distribution Information: Twelve Months as of 1/31/09: Income Dividends	$ .64
Capital Gain Distributions	$ .03
January Income Dividend	$ .0533
SEC 30-day Yield++ as of 1/31/09	5.92%
Current Annualized Distribution Rate++ as of 1/31/09	6.65%
++ The SEC yield is net investment income per share earned over the month ended January 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.54% for Class S shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 6.27% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — Corporate Debt Funds A-Rated Category as of 1/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	162	of	169	96
3-Year	151	of	159	95
5-Year	131	of	144	91
10-Year	63	of	69	90

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Core Plus Income Fund — Class S [] Barclays Capital US Aggregate Index+

Yearly periods ended January 31
Comparative Results as of 1/31/09
DWS Core Plus Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$8,108	$8,902	$9,541	$12,341
	Average annual total return	-18.92%	-3.80%	-.94%	2.13%
Barclays Capital US Aggregate Index+	Growth of $10,000	$10,259	$11,641	$12,342	$17,023
	Average annual total return	2.59%	5.19%	4.30%	5.46%

The growth of $10,000 is cumulative.

+ The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2008 to January 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/09	$ 848.30	$ 845.20	$ 845.00	$ 848.60	$ 849.30
Expenses Paid per $1,000*	$ 4.60	$ 8.07	$ 8.07	$ 3.44	$ 3.16
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/09	$ 1,020.16	$ 1,016.39	$ 1,016.39	$ 1,021.42	$ 1,021.72
Expenses Paid per $1,000*	$ 5.03	$ 8.82	$ 8.82	$ 3.76	$ 3.46
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Core Plus Income Fund	.99%	1.74%	1.74%	.74%	.68%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS Core Plus Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Core Plus Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Kenneth R. Bowling, CFA

Managing Director of Deutche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO where he was most recently director of US fixed Income.

• Head of Institutional Fixed Income Investments, Americas: Louisville.

• BS and MEng from University of Louisville.

Jamie Guenther, CFA

Managing Director of Deutche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior to that he was head of financial institution investment research at Duff & Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross Financial Consulting.

• Head of Institutional Credit: Louisville.

• BBA from Western Michigan University.

John Brennan

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in March 2007 after 14 years of experience at INVESCO and Freddie Mac. Prior to joining was head of Structured Securities sector team for INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.

• Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

• BS from University of Maryland; MBA from William & Mary.

Bruce Harley, CFA, CEBS

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in March 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.

• Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

• BS in Economics from University of Louisville.

J. Richard Robben, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in March 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.

• Portfolio Manager for Institutional Fixed Income: Louisville.

• BA from Bellarmine University.

David Vignolo, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in March 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.

• Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

• BS from Indiana University; MBA from Case Western Reserve University.

J. Kevin Horsley, CFA, CPA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in March 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.

• Credit Analyst for Institutional Fixed Income: Louisville.

• BA from Transylvania University; MBA from Owen Graduate School of Management, Vanderbilt University.

Stephen Willer, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in March 2007 after 13 years of experience, 11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.

• Portfolio Manager for Institutional Fixed Income: Louisville.

• BS in Finance/Economics from the University of Richmond.

In the following interview, the portfolio management team discusses DWS Core Plus Income Fund's performance for the period and the market environment for bonds.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Can you describe the market environment over the 12 months ended January 31, 2009?

A: Entering the period, banks were pulling back financing from the markets as they were forced to come to terms with losses related to the subprime mortgage crisis. As the year progressed, ongoing fallout from the collapse in housing and mortgages led to the failure, forced merger or government bailout of a number of leading global financial institutions in both the US and Europe. The result was a tightening of the credit crunch that caused global economic growth to pull back sharply late in the period. As the fourth quarter of 2008 began, the US government announced a massive $700 billion rescue plan for the financial sector, but significant uncertainty surrounded its ultimate execution and impact.

Given this backdrop, investors' risk tolerance approached zero and liquidity all but evaporated. What ensued was a frantic "flight to quality" into the safe haven of US Treasuries and underperformance for all other segments of the bond market. Emerging-market and high-yield corporate bonds underperformed the broader bond market by a wide margin for the year. As investor risk aversion peaked in October and November of 2008, even AAA-rated mortgage-backed issues experienced a collapse in demand.1

Q: How did the fund perform over the 12 months ended January 31, 2009?

A: For the annual period ended January 31, 2009, the total return of the fund's Class A shares was -19.04%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and for more complete performance information.) The Barclays Capital US Aggregate Index delivered a 2.59% return.2 The average return of the Lipper Corporate Debt Funds A-Rated category was -7.02% for the 12-month period.3

Q: How was the fund positioned and how did this influence performance?

A: The fund's focus on fixed-income sectors that trade at a yield spread to Treasuries detracted from performance for the period, as the unprecedented flight to quality boosted Treasuries at the expense of other sectors.4 In particular the fund's exposure to high-yield corporate and emerging-market bonds hurt returns, as both sectors experienced double digit percentage declines. Within the domestic portion of the portfolio, our holdings of commercial mortgage backed securities (CMBS) and non-agency residential mortgage backed securities suffered from historically poor performance, especially late in the year. The CMBS sector declined more than 20% over the year, with much of the damage occurring in the wake of September's turmoil.

Late in the fiscal year, a new portfolio management team replaced the previous sub-advisor. The new team took steps to raise the quality profile of the fund. These included dramatically reducing the fund's exposure to CMBS and non-agency residential mortgage backed securities. We also trimmed exposure to corporate bonds, and virtually eliminated the fund's high-yield corporate position. In the same vein, we sharply reduced the fund's exposure to emerging-market bonds. In contrast, exposure to US Treasury and Agency securities was increased. At the end of the period, the fund's largest allocation was a position of approximately 47% of investments in mortgage backed securities, the great majority of which are agency-backed residential MBS, followed by 25% in US Treasury and Agency securities and 17% in investment grade corporate bonds.

Q: What is your assessment of the current fixed-income environment?

A: The fund's current positioning reflects a strong bias toward higher quality and greater liquidity given the uncertain backdrop. In order for the fixed-income markets to stabilize, market participants will need more clarity on how the remainder of the government bailout of the financial sector will proceed. In the meantime, we favor securities carrying the backing of the US government, which may be implied, as in the case of Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) securities.5

While we are very focused on maintaining quality and liquidity, yield spreads are currently at all-time highs in many sectors. Going forward, we will look for opportunities to add very liquid corporate bonds and to selectively buy some asset-backed and mortgage-backed bonds that underperformed during the fourth quarter of 2008.

1 Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
2 The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 The Lipper Corporate Debt Funds A-Rated category is comprised of funds that invest primarily in corporate debt issues rated "A" or better or government issues. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
4 The yield spread is the difference between the yields of two types of bonds with comparable maturities (or durations) but different levels of credit risk.
5 The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	1/31/09	1/31/08

Mortgage-Backed Securities Pass-Throughs	33%	10%
Government & Agency Obligations	26%	14%
Corporate Bonds	17%	24%
Commercial and Non-Agency Mortgage-Backed Securities	8%	32%
Collateralized Mortgage Obligations	8%	11%
Municipal Bonds and Notes	4%	2%
Cash Equivalents	4%	3%
Asset Backed	—	2%
Preferred Securities	—	2%
	100%	100%
Quality (Excludes Securities Lending Collateral)	1/31/09	1/31/08

US Government and Agencies	65%	35%
AAA*	10%	35%
AA	4%	2%
A	6%	9%
BBB	10%	12%
BB	2%	4%
B	1%	3%
Not Rated	2%	—
	100%	100%
* Category includes cash equivalents.

Asset allocation and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	1/31/09	1/31/08

Less than 1 year	—	4%
1-4.99 years	60%	51%
5-9.99 years	25%	33%
Greater than 10 years	15%	12%
	100%	100%

Weighted average effective maturity: 6.3 years and 6.6 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2009

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 18.2%
Consumer Discretionary 3.0%
British Sky Broadcasting Group PLC, 144A, 9.5%, 11/15/2018	1,555,000	1,569,919
Comcast Cable Holdings LLC:
9.875%, 6/15/2022	475,000	546,363
10.125%, 4/15/2022	675,000	789,243
Historic TW, Inc., 9.125%, 1/15/2013	1,405,000	1,496,307
Omnicom Group, Inc., Convertible, Zero Coupon, 7/31/2032	1,075,000	1,030,656
TCI Communications, Inc., 8.75%, 8/1/2015	402,000	432,463
Time Warner Cable, Inc.:
6.2%, 7/1/2013	1,425,000	1,402,756
6.55%, 5/1/2037	1,040,000	991,402
6.75%, 7/1/2018	1,300,000	1,269,563
Time Warner, Inc., 7.625%, 4/15/2031	610,000	587,655
Viacom, Inc.:
5.75%, 4/30/2011	1,598,000	1,528,393
6.75%, 10/5/2037	570,000	417,374
		12,062,094
Consumer Staples 2.5%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019	4,000,000	4,057,700
CVS Caremark Corp.:
6.25%, 6/1/2027	1,027,000	965,138
6.302%, 6/1/2037	3,289,000	1,792,505
Delhaize America, Inc., 9.0%, 4/15/2031	1,090,000	1,248,362
Walgreen Co., 5.25%, 1/15/2019	2,200,000	2,201,604
		10,265,309
Energy 1.3%
Enbridge Energy Partners LP, 8.05%, 10/1/2037	177,000	99,036
Enterprise Products Operating LLP, Series B, 5.6%, 10/15/2014	1,270,000	1,183,338
Hess Corp., 7.3%, 8/15/2031	1,215,000	1,060,993
TransCanada PipeLines Ltd.:
5.85%, 3/15/2036	270,000	216,341
6.5%, 8/15/2018	1,220,000	1,237,774
XTO Energy, Inc., 6.75%, 8/1/2037	1,390,000	1,263,528
		5,061,010
Financials 6.5%
AES El Salvador Trust, 144A, 6.75%, 2/1/2016	1,700,000	1,072,734
American General Finance Corp., Series J, 5.625%, 8/17/2011	5,335,000	2,744,495
American International Group, Inc., 144A, 8.175%, 5/15/2058	510,000	189,306
Citigroup, Inc., 6.5%, 8/19/2013	1,210,000	1,156,166
ESI Tractebel Acquisition Corp., Series B, 7.99%, 12/30/2011	303,000	294,516
FBL Financial Group, Inc., 5.875%, 3/15/2017	1,145,000	776,218
Glen Meadow Pass-Through Trust, 144A, 6.505%, 2/12/2067	905,000	395,169
HBOS PLC, 144A, 6.75%, 5/21/2018	515,000	454,946
KazMunaiGaz Finance Sub BV, Series 1, REG S, 8.375%, 7/2/2013	210,000	168,000
Merrill Lynch & Co., Inc.:
6.875%, 4/25/2018	940,000	904,953
7.75%, 5/14/2038	1,070,000	1,014,079
Metropolitan Life Global Funding I, 144A, 5.125%, 4/10/2013	1,590,000	1,521,778
Morgan Stanley, Series F, 6.0%, 4/28/2015	2,540,000	2,301,951
National Australia Bank Ltd., 144A, 5.35%, 6/12/2013	1,290,000	1,222,607
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	1,815,000	2,192,643
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	1,848,000	1,555,931
Red Arrow International Leasing PLC, "A", 8.375%, 6/30/2012 RUB	8,669,952	113,993
The Goldman Sachs Group, Inc., 5.95%, 1/15/2027	3,270,000	2,441,277
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	479,000	287,481
UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	770,000	678,423
US Bancorp., 0.704%*, 12/11/2035	680,000	613,700
Verizon Wireless Capital LLC, 144A, 5.55%, 2/1/2014	3,300,000	3,278,979
Wells Fargo & Co., 5.25%, 10/23/2012	630,000	634,442
		26,013,787
Health Care 0.4%
Quest Diagnostics, Inc., 6.95%, 7/1/2037	1,310,000	1,089,824
Schering-Plough Corp., 6.55%, 9/15/2037	625,000	651,671
		1,741,495
Information Technology 0.9%
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	358,000	251,103
Tyco Electronics Group SA, 6.0%, 10/1/2012	2,185,000	2,022,947
Xerox Corp., 6.35%, 5/15/2018	1,475,000	1,220,563
		3,494,613
Materials 0.0%
Pliant Corp., 11.85%, 6/15/2009 (PIK)	5	3
Telecommunication Services 1.7%
AT&T, Inc., 6.55%, 2/15/2039	3,000,000	2,988,960
Telecom Italia Capital SA:
6.2%, 7/18/2011	320,000	309,056
7.721%, 6/4/2038	965,000	900,919
Verizon Communications, Inc.:
5.25%, 4/15/2013	1,100,000	1,120,125
8.75%, 11/1/2018	1,245,000	1,450,126
		6,769,186
Utilities 1.9%
Baltimore Gas & Electric Co., 6.35%, 10/1/2036	440,000	333,161
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	1,075,000	569,750
7.5%, 6/30/2066	3,055,000	1,771,900
Duke Energy Carolinas LLC, 5.75%, 11/15/2013	1,700,000	1,819,612
Energy East Corp., 6.75%, 6/15/2012	1,505,000	1,493,192
Energy Future Competitive Holdings Co., 7.48%, 1/1/2017	1,070,747	629,107
Integrys Energy Group, Inc., 6.11%, 12/1/2066	1,810,000	905,000
Majapahit Holding BV, REG S, 7.75%, 10/17/2016	300,000	188,730
PNM Resources, Inc., 9.25%, 5/15/2015	288,000	259,200
		7,969,652
Total Corporate Bonds (Cost $84,659,510)		73,377,149

Asset-Backed 0.5%
Home Equity Loans
Countrywide Asset-Backed Certificates, "A6", Series 2006-S6, 5.657%, 3/25/2034	3,120,000	1,261,468
Renaissance Home Equity Loan Trust, "AF3", Series 2005-2, 4.499%, 8/25/2035	710,360	639,424
Total Asset-Backed (Cost $3,830,360)		1,900,892

Commercial and Non-Agency Mortgage-Backed Securities 8.7%
Adjustable Rate Mortgage Trust, "1A4", Series 2006-2, 5.749%*, 5/25/2036	3,190,000	1,325,457
Banc of America Commercial Mortgage, Inc.:
"H", Series 2007-3, 144A, 5.658%*, 6/10/2049	1,875,000	133,761
"ASB", Series 2008-1, 6.173%, 2/10/2051	1,500,000	1,110,699
Bear Stearns Commercial Mortgage Securities, "AAB", Series 2007-PW16, 5.712%*, 6/11/2040	3,725,000	2,725,360
Citigroup Mortgage Loan Trust, Inc., "1A1", Series 2006-AR1, 4.9%*, 10/25/2035	1,249,120	846,860
Countrywide Alternative Loan Trust:
"1A1", Series 2004-J1, 6.0%, 2/25/2034	180,517	149,942
"7A1", Series 2004-J2, 6.0%, 12/25/2033	613,605	509,676
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035	577,895	439,472
First Horizon Mortgage Pass-Through Trust, "1A1", Series 2007-AR1, 5.828%*, 5/25/2037	2,722,371	1,618,745
GMAC Mortgage Corp. Loan Trust:
"4A1", Series 2005-AR6, 5.467%*, 11/19/2035	2,702,495	1,903,702
Greenwich Capital Commercial Funding Corp., "AJ", Series 2007-GG9, 5.505%, 3/10/2039	302,000	78,043
GSR Mortgage Loan Trust, "2A4", Series 2006-AR1, 5.18%*, 1/25/2036	5,145,000	2,102,304
IndyMac Inda Mortgage Loan Trust, "1A1", Series 2007-AR3, 5.918%*, 7/25/2037	4,734,942	2,793,663
IndyMac Index Mortgage Loan Trust, "3A1", Series 2006-AR33, 5.766%*, 1/25/2037	1,307,810	939,299
JPMorgan Chase Commercial Mortgage Securities Corp.:
"ASB", Series 2007-CB19, 5.73%*, 2/12/2049	3,090,000	2,286,882
"F", Series 2007-LD11, 5.819%*, 6/15/2049	1,660,000	218,899
"H", Series 2007-LD11, 144A, 5.819%*, 6/15/2049	2,910,000	211,181
"J", Series 2007-LD11, 144A, 5.819%*, 6/15/2049	1,000,000	58,386
"K", Series 2007-LD11, 144A, 5.819%*, 6/15/2049	2,380,000	122,850
"ASB", Series 2007-LD12, 5.833%, 2/15/2051	3,700,000	2,746,329
MASTR Alternative Loans Trust, "5A1", Series 2005-2, 6.5%, 12/25/2034	637,443	377,088
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	465,000	264,787
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.829%*, 6/12/2050	1,810,000	1,315,645
Merrill Lynch/Countrywide Commercial Mortgage Trust, "ASB", Series 2007-5, 5.362%, 8/12/2048	3,075,000	2,218,754
Morgan Stanley Capital I, "AAB", Series 2007-IQ14, 5.654%, 4/15/2049	3,465,000	2,514,963
Structured Adjustable Rate Mortgage Loan Trust, "1A4", Series 2005-22, 5.25%*, 12/25/2035	3,410,000	1,372,588
Wachovia Bank Commercial Mortgage Trust, "ABP", Series 2007-C32, 5.741%*, 6/15/2049	2,245,000	1,643,327
Washington Mutual Mortgage Pass-Through Certificates Trust, "3A3", Series 2007-HY3, 5.839%*, 3/25/2037	2,748,367	1,528,178
Wells Fargo Mortgage Backed Securities Trust, "2A5", Series 2006-AR1, 5.548%*, 3/25/2036	3,340,000	1,617,429
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $63,797,645)		35,174,269

Collateralized Mortgage Obligations 8.7%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	1,946,087	1,980,712
Federal Home Loan Mortgage Corp.:
"QM", Series 2628, 4.5%, 11/15/2031	2,351,694	2,333,791
"OG", Series 2889, 5.0%, 5/15/2033	7,102,000	7,149,126
"PG", Series 2734, 5.0%, 7/15/2032	6,738,000	6,796,183
"QE", Series 2991, 5.0%, 8/15/2034	5,609,000	5,623,843
"UE", Series 2911, 5.0%, 6/15/2033	3,585,000	3,602,763
"VA", Series 3451, 5.0%, 4/15/2019	2,554,770	2,615,502
"QB", Series 3242, 5.5%, 1/15/2034	1,515,000	1,551,511
Federal National Mortgage Association:
"PG", Series 2002-3, 5.5%, 2/25/2017	3,132,804	3,228,274
"ZQ", Series G92-9, 7.0%, 12/25/2021	111,437	111,433
Total Collateralized Mortgage Obligations (Cost $34,115,917)		34,993,138

Mortgage-Backed Securities Pass-Throughs 36.0%
Federal Home Loan Mortgage Corp.:
5.296%*, 6/1/2035	2,348,764	2,419,871
5.378%*, 9/1/2038	2,398,902	2,453,737
6.5%, 12/1/2036	3,515,807	3,647,787
7.0%, 1/1/2038	1,136,421	1,189,691
Federal National Mortgage Association:
4.5%, with various maturities from 11/1/2028 until 7/1/2034 (b)	25,500,846	25,669,250
5.0%, with various maturities from 8/1/2020 until 12/1/2034 (b)	21,229,731	21,592,535
5.458%*, 1/1/2038	1,960,583	2,013,264
5.5%, with various maturities from 12/1/2024 until 7/1/2037	34,602,445	35,469,045
6.0%, 9/1/2036	2,796,789	2,885,937
6.5%, with various maturities from 9/1/2016 until 9/1/2038	43,448,174	45,426,770
7.0%, 4/1/2038	1,837,486	1,934,169
8.0%, 9/1/2015	378,150	400,713
Total Mortgage-Backed Securities Pass-Throughs (Cost $143,007,662)		145,102,769

Government & Agency Obligations 28.9%
Sovereign Bonds 1.8%
Aries Vermogensverwaltungs GmbH, Series B, REG S, 7.75%, 10/25/2009 EUR	250,000	332,360
Government of Ukraine, REG S, 6.75%, 11/14/2017	990,000	431,412
Mexican Bonds:
Series A, 6.05%, 1/11/2040	250,000	213,125
Series M-10, 7.25%, 12/15/2016 MXN	2,600,000	175,948
Series M-20, 10.0%, 12/5/2024 MXN	2,100,000	173,292
Series M-30, 10.0%, 11/20/2036 MXN	4,800,000	406,223
Nota do Tesouro Nacional, 10.0%, 1/1/2017 BRL	2,390,000	877,995
Republic of Argentina, GDP Linked Note, 12/15/2035	1,540,000	39,250
Republic of Egypt:
REG S, 8.75%, 7/18/2012 EGP	100,000	15,450
9.1%, 9/20/2012 EGP	850,000	150,699
Republic of El Salvador:
REG S, 7.65%, 6/15/2035	270,000	205,200
REG S, 8.25%, 4/10/2032	150,000	117,750
Republic of Georgia, 7.5%, 4/15/2013	500,000	311,750
Republic of Ghana, REG S, 8.5%, 10/4/2017	230,000	141,340
Republic of Indonesia, REG S, 8.5%, 10/12/2035	220,000	162,641
Republic of Panama:
6.7%, 1/26/2036	630,000	570,150
7.125%, 1/29/2026	330,000	319,275
7.25%, 3/15/2015	300,000	311,250
8.875%, 9/30/2027	100,000	109,000
Republic of Philippines:
7.75%, 1/14/2031	100,000	97,000
8.25%, 1/15/2014	355,000	374,525
9.0%, 2/15/2013	600,000	651,000
Republic of Serbia, REG S, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	270,000	189,000
Republic of Turkey, Series CPI, 10.0%, 2/15/2012 TRY	515,281	287,391
Russian Federation, REG S, 7.5%, 3/31/2030	50,000	46,245
State of Qatar, REG S, 9.75%, 6/15/2030	410,000	504,300
		7,213,571
US Government Agency 6.3%
Citigroup, Inc., FDIC Guaranteed,
2.125%, 4/30/2012	15,000,000	14,856,540
Federal National Mortgage Association, 6.625%, 11/15/2030	2,715,000	3,480,356
John Deere Capital Corp., Series D, FDIC Guaranteed, 2.875%, 6/19/2012	7,000,000	7,099,218
		25,436,114
US Treasury Obligations 20.8%
US Treasury Bills:
0.2%**, 6/18/2009 (c)	172,000	171,826
0.24%**, 7/9/2009 (c)	766,000	764,964
US Treasury Bond, 8.125%, 8/15/2019 (d)	16,840,000	23,644,404
US Treasury Inflation-Indexed Note, 1.375%, 7/15/2018	11,828,520	11,384,951
US Treasury Notes:
2.75%, 10/31/2013 (d)	37,000,000	38,656,342
3.5%, 2/15/2018	1,560,000	1,643,850
3.75%, 11/15/2018	7,000,000	7,538,160
		83,804,497
Total Government & Agency Obligations (Cost $119,065,881)		116,454,182

Loan Participations and Assignments 0.0%
Sovereign Loans
Export-Import Bank of Ukraine, 7.65%, 9/7/2011	120,000	49,650
Gazprombank, 7.25%, 2/22/2010 RUB	2,400,000	54,839
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018	255,000	165,390
Total Loan Participations and Assignments (Cost $471,854)		269,879

Municipal Bonds and Notes 4.4%
Alameda, CA, Corridor Transportation Authority Revenue, Series C, 6.6%, 10/1/2029 (e)	1,540,000	1,385,969
Detroit, MI, Capital Improvement, Series A-1, 4.96%, 4/1/2020 (e)	3,325,000	2,455,114
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	3,555,000	3,606,157
La Quinta, CA, Redevelopment Agency Tax Allocation, Redevelopment Project Area No. 1, 6.24%, 9/1/2023 (e)	915,000	852,002
McLennan County, TX, General Obligation, Junior College, 5.0%, 8/15/2032 (e)	985,000	963,635
Oklahoma, University Revenues, Health Science Center, Series B, 6.634%, 7/1/2024	2,365,000	2,375,713
Palm Beach County, FL, Public Improvement Revenue, 5.0%, 5/1/2038	1,430,000	1,348,247
Port Authority of New York & New Jersey, One Hundred Fiftieth Series:
4.5%, 9/15/2015	885,000	905,780
4.875%, 9/15/2017	315,000	319,523
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (e)	3,600,000	3,599,676
Total Municipal Bonds and Notes (Cost $18,596,707)		17,811,816

Preferred Securities 0.1%
Financials
Dresdner Funding Trust I, 144A, 8.151%, 6/30/2031	790,000	179,810
Royal Bank of Scotland Group PLC, Series U, 7.64%, 9/29/2017 (f)	2,100,000	325,437
Total Preferred Securities (Cost $3,114,873)		505,247
	Shares	Value ($)

Preferred Stocks 0.1%
Financials
Ford Motor Credit Co., LLC, 7.375%	3,500	35,000
XL Capital Ltd., Series C, 144A, 6.102%	27,200	277,892
Total Preferred Stocks (Cost $735,900)		312,892

Securities Lending Collateral 12.8%
Daily Assets Fund Institutional, 1.25% (g) (h) (Cost $51,765,000)	51,765,000	51,765,000

Cash Equivalents 4.2%
Cash Management QP Trust, 1.12% (g) (Cost $16,854,324)	16,854,324	16,854,324
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $540,015,633)+	122.6	494,521,557
Other Assets and Liabilities, Net	(22.6)	(91,233,652)
Net Assets	100.0	403,287,905
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2009.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $540,846,099. At January 31, 2009, net unrealized depreciation for all securities based on tax cost was $46,324,542. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,040,860 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $51,365,402.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) When-issued or delayed delivery securities included.
(c) At January 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at January 31, 2009 amounted to $49,269,612, which is 12.2% of net assets.
(e) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.7
Financial Security Assurance, Inc.	0.9
MBIA Corp.	0.3
(f) Date shown is call date; not a maturity date for the perpetual preferred securities.
(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

GDP: Gross Domestic Product

PIK: Denotes that all or a portion of the income is paid in kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At January 31, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	3/20/2009	100	12,460,447	12,267,188	193,259
British Pound Currency	3/16/2009	45	4,011,888	4,062,093	(50,205)
Euro Currency	3/16/2009	20	3,310,574	3,196,000	114,574
Total net unrealized appreciation					257,628

As of January 31, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	250,000	USD	322,175	5/15/2009	2,420
MXN	10,000,000	USD	701,607	5/15/2009	19,448
RUB	6,500,000	USD	175,395	5/15/2009	9,722
Total unrealized appreciation					31,590
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
BRL	2,200,000	USD	889,104	5/15/2009	(31,032)
TRY	488,688	USD	283,166	5/15/2009	(4,838)
Total unrealized depreciation					(35,870)
Currency Abbreviations
BRL Brazilian Real EGP Egyptian Pound EUR Euro MXN Mexican Peso RUB Russian Ruble TRY Turkish Lira USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities at Value	Net Unrealized Depreciation on Other Financial Instruments++
Level 1 — Quoted Prices	$ 51,800,000	$ 257,628
Level 2 — Other Significant Observable Inputs	442,094,875	(4,280)
Level 3 — Significant Unobservable Inputs	626,682	—
Total	$ 494,521,557	$ 253,348
++ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at January 31, 2009:

Investments in Securities at Value
Balance as of February 1, 2008	$ 7,763,300
Total realized gains or losses	(2,842,226)
Change in unrealized appreciation (depreciation)	(334,770)
Net purchases (sales)	(3,905,148)
Amortization premium/discount	365
Net transfers in (out) of Level 3	(54,839)
Balance as of January 31, 2009	$ 626,682

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2009
Assets
Investments: Investments in securities, at value (cost $471,396,309) including $49,269,612 of securities loaned	$ 425,902,233
Investment in Daily Assets Fund Institutional (cost $51,765,000)*	51,765,000
Investment in Cash Management QP Trust (cost $16,854,324)	16,854,324
Total investments, at value (cost $540,015,633)	494,521,557
Foreign currency, at value (cost $158,080)	161,091
Receivable for investments sold	4,153,784
Receivable for when-issued and delayed delivery secruities sold	20,472,031
Receivable for Fund shares sold	280,930
Interest receivable	3,953,263
Foreign taxes recoverable	16,384
Unrealized appreciation on forward foreign currency exchange contracts	31,590
Due from Advisor	42,161
Other assets	25,071
Total assets	523,657,862
Liabilities
Cash overdraft	156,084
Payable for investments purchased	6,261,891
Payable for when-issued and delayed delivery securities purchased	60,947,274
Payable for Fund shares redeemed	461,586
Payable upon return of securities loaned	51,765,000
Unrealized depreciation on forward foreign currency exchange contracts	35,870
Net payable on closed forward currency exchange contracts	26,407
Payable for variation margin on open futures contracts	50,825
Accrued management fee	157,028
Other accrued expenses and payables	507,992
Total liabilities	120,369,957
Net assets, at value	$ 403,287,905
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2009 (continued)
Net Assets Consist of
Undistributed net investment income	2,495,888
Net unrealized appreciation (depreciation) on: Investments	(45,494,076)
Futures	257,628
Foreign currency	(4,549)
Accumulated net realized gain (loss)	(120,433,034)
Paid-in capital	566,466,048
Net assets, at value	$ 403,287,905
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($118,042,987 ÷ 12,268,541 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.62
Maximum offering price per share (100 ÷ 95.50 of $9.62)	$ 10.07
Class B Net Asset Value offering and redemption price(a) per share ($2,598,437 ÷ 269,783 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.63
Class C Net Asset Value offering and redemption price(a) per share ($7,962,563 ÷ 827,314 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.62
Class S Net Asset Value offering and redemption price(a) per share ($264,089,182 ÷ 27,453,470 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.62

Institutional Class

Net Asset Value offering and redemption price(a) per share ($10,594,736 ÷ 1,105,000 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.59
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended January 31, 2009
Investment Income
Income: Interest (net of foreign taxes withheld of $4,183)	$ 34,108,214
Dividends	113,161
Interest — Cash Management QP Trust	297,255
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	245,874
Total Income	34,764,504
Expenses: Management fee	2,470,261
Administration fee	550,635
Distribution and service fees	557,025
Services to shareholders	895,304
Custodian fee	49,380
Professional fees	160,485
Trustees' fees and expenses	20,965
Reports to shareholders	115,256
Registration fees	93,761
Other	57,712
Total expenses before expense reductions	4,970,784
Expense reductions	(298,848)
Total expenses after expense reductions	4,671,936
Net investment income	30,092,568
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $1,809)	(98,347,326)
Futures	(302,355)
Foreign currency	510,034
(98,139,647)
Change in net unrealized appreciation (depreciation) on: Investments	(42,216,374)
Futures	257,628
Foreign currency	(73,164)
(42,031,910)
Net gain (loss)	(140,171,557)
Net increase (decrease) in net assets resulting from operations	$ (110,078,989)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended January 31,
Increase (Decrease) in Net Assets	2009	2008
Operations: Net investment income	$ 30,092,568	$ 31,875,870
Net realized gain (loss)	(98,139,647)	(691,932)
Change in net unrealized appreciation (depreciation)	(42,031,910)	1,435,394
Net increase (decrease) in net assets resulting from operations	(110,078,989)	32,619,332
Distributions to shareholders from: Net investment income: Class A	(8,619,563)	(9,413,082)
Class B	(203,732)	(333,582)
Class C	(476,628)	(488,525)
Class S	(19,946,900)	(21,034,744)
Institutional Class	(864,805)	(1,071,474)
Net realized gains: Class A	(390,435)	—
Class B	(9,537)	—
Class C	(25,730)	—
Class S	(884,067)	—
Institutional Class	(35,679)	—
Total distributions	(31,457,076)	(32,341,407)
Fund share transactions: Proceeds from shares sold	47,325,182	105,815,859
Reinvestment of distributions	25,306,847	25,867,635
Cost of shares redeemed	(177,892,952)	(161,851,637)
Redemption fees	3,717	13,494
Net increase (decrease) in net assets from Fund share transactions	(105,257,206)	(30,154,649)
Increase (decrease) in net assets	(246,793,271)	(29,876,724)
Net assets at beginning of period	650,081,176	679,957,900
Net assets at end of period (including undistributed net investment income of $2,495,888 and $2,102,577, respectively)	$ 403,287,905	$ 650,081,176

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended January 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.61	$ 12.60	$ 12.68	$ 13.04	$ 12.97
Income (loss) from investment operations: Net investment income[a]	.61	.58	.56	.49	.50
Net realized and unrealized gain (loss)	(2.96)	.02	(.04)	(.26)	.12
Total from investment operations	(2.35)	.60	.52	.23	.62
Less distributions from: Net investment income	(.61)	(.59)	(.60)	(.59)	(.55)
Net realized gains on investment transactions	(.03)	—	—	—	—
Total distributions	(.64)	(.59)	(.60)	(.59)	(.55)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.62	$ 12.61	$ 12.60	$ 12.68	$ 13.04
Total Return (%)[b]	(19.04)[c]	4.87	4.20	1.78	4.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	118	193	212	240	263
Ratio of expenses before expense reductions (%)	1.04	1.02	1.06	1.02	1.01
Ratio of expenses after expense reductions (%)	1.00	1.02	1.06	1.02	1.01
Ratio of net investment income (%)	5.31	4.58	4.44	3.82	3.87
Portfolio turnover rate (%)	203	150	151	196	190
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended January 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.62	$ 12.61	$ 12.68	$ 13.04	$ 12.97
Income (loss) from investment operations: Net investment income[a]	.52	.48	.46	.38	.39
Net realized and unrealized gain (loss)	(2.95)	.02	(.04)	(.27)	.12
Total from investment operations	(2.43)	.50	.42	.11	.51
Less distributions from: Net investment income	(.53)	(.49)	(.49)	(.47)	(.44)
Net realized gains on investment transactions	(.03)	—	—	—	—
Total distributions	(.56)	(.49)	(.49)	(.47)	(.44)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.63	$ 12.62	$ 12.61	$ 12.68	$ 13.04
Total Return (%)[b,c]	(19.65)	4.02	3.38	.88	3.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	7	12	17	29
Ratio of expenses before expense reductions (%)	1.93	1.88	2.09	2.02	1.93
Ratio of expenses after expense reductions (%)	1.75	1.79	1.86	1.90	1.88
Ratio of net investment income (%)	4.56	3.80	3.64	2.94	3.00
Portfolio turnover rate (%)	203	150	151	196	190
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended January 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.61	$ 12.60	$ 12.67	$ 13.03	$ 12.97
Income (loss) from investment operations: Net investment income[a]	.52	.48	.46	.38	.39
Net realized and unrealized gain (loss)	(2.95)	.02	(.04)	(.27)	.12
Total from investment operations	(2.43)	.50	.42	.11	.51
Less distributions from: Net investment income	(.53)	(.49)	(.49)	(.47)	(.45)
Net realized gains on investment transactions	(.03)	—	—	—	—
Total distributions	(.56)	(.49)	(.49)	(.47)	(.45)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.62	$ 12.61	$ 12.60	$ 12.67	$ 13.03
Total Return (%)[b]	(19.67)[c]	4.04[c]	3.39[c]	.89	4.01[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	13	13	15	16
Ratio of expenses before expense reductions (%)	1.82	1.81	1.89	1.89	1.88
Ratio of expenses after expense reductions (%)	1.75	1.79	1.86	1.89	1.86
Ratio of net investment income (%)	4.56	3.81	3.64	2.95	3.02
Portfolio turnover rate (%)	203	150	151	196	190
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended January 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.61	$ 12.60	$ 12.68	$ 13.04	$ 12.97
Income (loss) from investment operations: Net investment income[a]	.64	.61	.59	.52	.52
Net realized and unrealized gain (loss)	(2.96)	.02	(.04)	(.27)	.12
Total from investment operations	(2.32)	.63	.55	.25	.64
Less distributions from: Net investment income	(.64)	(.62)	(.63)	(.61)	(.57)
Net realized gains on investment transactions	(.03)	—	—	—	—
Total distributions	(.67)	(.62)	(.63)	(.61)	(.57)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.62	$ 12.61	$ 12.60	$ 12.68	$ 13.04
Total Return (%)	(18.92)[b]	5.12[b]	4.45[b]	1.98	5.10[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	264	417	442	352	374
Ratio of expenses before expense reductions (%)	.81	.79	.85	.81	.85
Ratio of expenses after expense reductions (%)	.75	.77	.82	.81	.84
Ratio of net investment income (%)	5.56	4.83	4.68	4.03	4.04
Portfolio turnover rate (%)	203	150	151	196	190
[a] Based on average shares outstanding during the period. [b] Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Institutional Class Years Ended January 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.58	$ 12.57	$ 12.66	$ 13.01	$ 12.97
Income (loss) from investment operations: Net investment income[a]	.65	.62	.59	.53	.54
Net realized and unrealized gain (loss)	(2.95)	.02	(.04)	(.25)	.11
Total from investment operations	(2.30)	.64	.55	.28	.65
Less distributions from: Net investment income	(.66)	(.63)	(.64)	(.63)	(.61)
Net realized gains on investment transactions	(.03)	—	—	—	—
Total distributions	(.69)	(.63)	(.64)	(.63)	(.61)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.59	$ 12.58	$ 12.57	$ 12.66	$ 13.01
Total Return (%)	(18.88)	5.21	4.46	2.13	5.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	21.3		.4	9
Ratio of expenses (%)	.65	.63	.76	.68	.66
Ratio of net investment income (%)	5.66	4.96	4.74	4.16	4.22
Portfolio turnover rate (%)	203	150	151	196	190
[a] Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Core Plus Income Fund (the "Fund") is a diversified series of DWS Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). A futures contract may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The Fund may use futures contracts in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also enter into forward foreign currency exchange contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At January 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $31,088,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2011 ($5,515,000), January 31, 2014 ($752,000), January 31, 2015 ($10,824,000), January 31, 2016 ($1,270,000) and January 31, 2017 ($12,727,000), the respective expiration dates, whichever occurs first.

During the year ended January 31, 2009, the Fund lost through expiration, approximately $45,353,000 of a prior year capital loss carryforward.

In addition, from November 1, 2008 through January 31, 2009, the Fund incurred approximately $88,321,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:

Undistributed ordinary income	$ 2,496,446
Capital loss carryforwards	$ (31,088,000)
Net unrealized appreciation (depreciation) on investments	$ (46,324,542)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended January 31,
	2009	2008
Distributions from ordinary income*	$ 31,457,076	$ 32,341,407
* For tax purposes, certain foreign currency gains are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended January 31, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $401,233,249 and $479,033,973, respectively. Purchases and sales of US Treasury obligations aggregated $686,309,485 and $672,433,432, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Prior to December 1, 2008, pursuant to a written contract with the Advisor, Aberdeen Asset Management Investment Services Limited ("AAMISL") a direct, wholly owned subsidiary of Aberdeen PLC, served as the subadvisor to the Fund. AAMISL was paid for its services by the Advisor from its fee as investment manager to the Fund. The Fund's Board approved the termination of AAMISL as the Fund's subadvisor. Effective December 1, 2008, the Advisor assumed all day-to-day advisory responsibilities for the Fund that were previously delegated to AAMISL.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

For the period from February 1, 2008 through November 30, 2008 (through September 30, 2008 for Institutional Class shares), the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.01%
Class B	1.76%
Class C	1.76%
Class S	.76%
Institutional Class	.76%

Effective December 1, 2008, through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.95%
Class B	1.70%
Class C	1.70%
Class S	.70%

Accordingly, for the year ended January 31, 2009 the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended January 31, 2009, the Advisor received an Administration Fee of $550,635, of which $34,925 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended January 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2009
Class A	$ 215,106	$ 61,676	$ 19,282
Class B	13,332	8,273	2,312
Class C	16,540	7,349	2,168
Class S	393,046	215,545	—
Institutional Class	477	—	109
	$ 638,501	$ 292,843	$ 23,871

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended January 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2009
Class B	$ 34,594	$ 1,712
Class C	78,266	5,126
	$ 112,860	$ 6,838

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2009	Annual Effective Rate
Class A	$ 407,118	$ 44,572.25%
Class B	11,079	1,130.24%
Class C	25,968	3,281.25%
	$ 444,165	$ 48,983

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2009 aggregated $3,522.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended January 31, 2009 the CDSC for Class B and C shares aggregated $13,088 and $1,595, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended January 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $41,203, of which $11,845 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended January 31, 2009, the Fund paid its allocated portion of the retirement benefit of $3,367 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended January 31, 2009, the Fund's custodian fee was reduced by $1,023 and $1,615, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2009		Year Ended January 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,055,569	$ 12,244,085	1,593,786	$ 20,051,917
Class B	31,629	367,919	88,909	1,121,410
Class C	124,662	1,406,095	183,476	2,304,473
Class S	2,495,355	29,145,425	4,196,726	52,880,658
Institutional Class	361,826	4,161,658	2,335,708	29,457,401
		$ 47,325,182		$ 105,815,859
Shares issued to shareholders in reinvestment of distributions
Class A	635,685	$ 7,081,296	585,581	$ 7,347,505
Class B	16,445	184,888	23,442	294,516
Class C	35,350	391,752	29,999	376,419
Class S	1,506,967	16,748,427	1,337,736	16,777,721
Institutional Class	81,016	900,484	85,730	1,071,474
		$ 25,306,847		$ 25,867,635
Shares redeemed
Class A	(4,724,806)	$ (52,738,770)	(3,717,290)	$ (46,748,942)
Class B	(335,600)	(3,888,248)	(530,201)	(6,684,539)
Class C	(327,465)	(3,697,551)	(239,262)	(3,008,473)
Class S	(9,609,497)	(106,341,479)	(7,581,299)	(95,376,020)
Institutional Class	(986,362)	(11,226,904)	(800,048)	(10,033,663)
		$ (177,892,952)		$ (161,851,637)
Redemption fees		$ 3,717		$ 13,494
Net increase (decrease)
Class A	(3,033,552)	$ (33,413,389)	(1,537,923)	$ (19,349,151)
Class B	(287,526)	(3,335,419)	(417,850)	(5,268,374)
Class C	(167,453)	(1,898,744)	(25,787)	(327,581)
Class S	(5,607,175)	(60,444,894)	(2,046,837)	(25,704,755)
Institutional Class	(543,520)	(6,164,760)	1,621,390	20,495,212
		$ (105,257,206)		$ (30,154,649)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Portfolio Trust and the Shareholders of DWS Core Plus Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Core Plus Income Fund (the "Fund") at January 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts March 23, 2009	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA"), the sub-advisory agreement (the "Sub-Advisory Agreement") between DIMA and Aberdeen Asset Management, Inc. ("AAMI"), and the sub-sub-advisory agreement (the "Sub-Sub-Advisory Agreement" and, together with the Agreement and Sub-Advisory Agreement, the "Agreements") between AAMI and Aberdeen Asset Management Investment Services Limited ("Aberdeen IS") in September 2008. As noted below, in the case of AAMI and Aberdeen IS, the Board also determined to terminate the Sub-Advisory Agreement and Sub-Sub-Advisory Agreement as of December 1, 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's, AAMI's and Aberdeen IS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA, AAMI and Aberdeen IS provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA, AAMI and Aberdeen IS to attract and retain high-quality personnel, and the organizational depth and stability of DIMA, AAMI and Aberdeen IS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board also noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in the Fund's management structure, including the termination of AAMI and Aberdeen IS as the Fund's sub-advisor and sub-sub-advisor, respectively, and the introduction of a new portfolio management team effective December 1, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically has been and continues to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory and sub-sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory and sub-sub-advisory fees paid to AAMI and Aberdeen IS, the Board noted that the fees are paid by DIMA and AAMI, respectively, out of their fees and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA, AAMI and Aberdeen IS.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of January 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SCSBX	SZIIX
CUSIP Number	23337F 102	23337F 201	23337F 300	23337F 508	23337F 607
Fund Number	463	663	763	2063	1463

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, January 31, 2009, DWS Core Plus Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CORE PLUS INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$78,525	$0	$0	$0
2008	$79,500	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$19,000	$0
2008	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$19,000	$0	$19,000
2008	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 31, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        March 31, 2009